Exhibit 99.1:

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.  The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Opportunities Investments, L.P.

Date of Event Requiring Statement: December 29, 2011

Issuer Name and Ticker or Trading Symbol: CHTR

OAKTREE OPPORTUNITIES INVESTMENTS, L.P

By: Its:	Oaktree Fund GP, LLC General Partner

By: Its:	Oaktree Fund GP I, L.P. Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Authorized Signatory

OAKTREE FUND GP, LLC

By: Its:	Oaktree Fund GP I, L.P. Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Authorized Signatory

OAKTREE CAPITAL I, L.P.

By: Its:	OCM Holdings I, LLC General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

OCM HOLDINGS I, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

OAKTREE HOLDINGS, LLC

By: Its:	Oaktree Capital Group, LLC Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Its:	Oaktree Capital Group Holdings GP, LLC General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Managing Director